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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  April 28, 1998
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UNITED FIRE & CASUALTY COMPANY
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(Exact name of registrant as specified in its charter)


            Iowa                        2-39621             42-0644327
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(State of Incorporation)             (Commission         (IRS Employer
                                     File Number)        Identification No.)

118 Second Avenue, S.E.
Cedar Rapids, Iowa                                 52407
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (319) 399-5700


ITEM 5. OTHER EVENTS


Effective September 1, 1998, Addison Insurance Company (a wholly owned subsidiary of United Fire & Casulaty Company) will move its operations from Lombard, Illinois to the parent company's home office in Cedar Rapids, Iowa.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED FIRE & CASUALTY COMPANY
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                                              (Registrant)

Date  April 28, 1998              By /s/ Kent G. Baker
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                                     Kent G. Baker
                                     Vice President and
                                     Chief Financial Officer